UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

PROPANC HEALTH GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53446	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 13, Suite 1307, 530 Collins Street

Melbourne, VIC, 3000 Australia

(Address of principal executive offices) (zip code)

61 03 9614 2795

(Registrant's telephone number, including area code)

_________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of Propanc Health Group Corporation (the “Company”) contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

Settlement Agreement and Stipulation with Tarpon Bay Partners

On September 9, 2014, the Circuit Court of the Second Judicial Circuit for Leon County, Florida (the “Court”), entered an Order Granting Approval of Settlement Agreement and Stipulation (the “Order”) approving, among other things, the fairness of the terms and conditions of an exchange pursuant to the Securities Act, in accordance with a Settlement Agreement and Stipulation (the “Settlement Agreement”) between Propanc Health Group Corporation, a Delaware corporation (the “Company”), and Tarpon Bay Partners, LLC (“Tarpon”), in the matter entitled Tarpon Bay Partners, LLC v. Propanc Health Group Corp., Case No. 2014-CA-1804 (the “Action”). Tarpon commenced the Action against the Company on July 18 to recover an aggregate of $627,997.94 of past-due accounts payable of the Company (the “Claim”), which Tarpon had purchased from certain vendors of the Company pursuant to the terms of separate claim purchase agreements between Tarpon and each of such vendors (the “Assigned Accounts”). The Order provides for the full and final settlement of the Claim and the Action. The Settlement Agreement was entered into on July 18, 2014 and became effective and binding upon the Company and Tarpon upon execution of the Order by the Court on September 9, 2014.

Pursuant to the terms of the Settlement Agreement approved by the Order, on September 9, 2014, the Company agreed to issue to Tarpon shares (the “Settlement Shares”) of the Company’s common stock, par value of $0.001 per share (the “Common Stock”). The Settlement Agreement provides that the Settlement Shares will be issued in one or more tranches, as necessary, sufficient to satisfy the Settlement Amount through the issuance of freely trading securities issued pursuant to Section 3(a)(10) of the Securities Act. Pursuant to the Settlement Agreement, the Company and Tarpon reasonably estimated that the fair market value of the Settlement Shares and all other amounts received or to be received by Tarpon is equal to approximately $1,033,000.00. In addition, upon execution of the Settlement Agreement, the Company issued to Tarpon shares of Common Stock with a value equal to fifty thousand dollars ($50,000.00) (the “Fee Shares”). The Fee Shares were issued pursuant to exemption provided for in Section 3(a)(10) of the Securities Act and were priced at seventy five percent (75%) of the average of the closing bid prices for the Common Stock for the ten (10) trading days immediately preceding the date of the Order.

The Settlement Agreement provides that in no event shall the Settlement Shares beneficially owned by Tarpon at any given time exceed the number of such shares that, when aggregated with all other shares of Company then beneficially owned by Tarpon, or deemed beneficially owned by Tarpon, would result in Tarpon owning more than 9.99% of all of such Common Stock as would be outstanding on such date, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder.

Furthermore, the Settlement Agreement provides that, for so long as Tarpon or any of its affiliates hold any shares of Common Stock, the Company and its affiliates are prohibited from, without prior written consent of Tarpon (which may not be unreasonably withheld), among other actions, voting any shares of Common Stock owned or controlled by the Company or its affiliates, or soliciting any proxies or seeking to advise or influence any person with respect to any voting securities of the Company, in favor of: (1) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (2) causing a class of equity securities of Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act, or (3) taking any action which would impede the purposes and objects of the Settlement Agreement. These prohibitions may not be modified or waived without further order of the Court.

Southridge Partners II L.P. Financing

Equity Purchase Agreement

On July 18, 2014, Company entered into an equity purchase agreement (the “Equity Purchase Agreement”) with Southridge Partners II L.P. (“Southridge”), whereby the parties also entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the terms of the Equity Purchase Agreement, Southridge shall, from time to time, commit to purchase up to $5,000,000 of the Company’s Common Stock, in connection to Put (as defined in the Equity Purchase Agreement), covering the Registrable Securities (as defined below). The purchase price of the Common Stock under the Equity Purchase Agreement is equal to ninety percent to the lowest closing bid price, quoted by the exchange or principal market Company’s Common Stock is traded on, on any trading day during the ten (10) trading days immediately after the Company delivers to Southridge a Put notice in writing requiring Southridge to purchase shares of the Company subject to certain terms of the Equity Purchase Agreement.

The “Registrable Securities” include (i) the Common Stock and (ii) any shares of capital stock issued or issuable with respect to the Common Stock, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been included in the Registration Statement that has been declared effective by the SEC, or sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the 1933 Act.

Registration Rights Agreement

On July 18, 2014, Company entered into the Registration Rights Agreement with Southridge. Pursuant to the terms of the Registration Rights Agreement, Company is obligated to file a registration statement (the “Registration Statement”) with the SEC to cover the Registrable Securities within one hundred twenty (120) days of closing. The Company must use its commercially reasonable efforts to cause the Registration Statement relating to the Registered Securities to become effective within five (5) business days after notice from the SEC that such Registration Statement may be declared effective, and keep the Registration Statement effective at all time prior to the termination of the Equity Purchase Agreement until the earliest of (i) date that is three months after the completion of the last Closing date (as defined in the Equity Purchase Agreement), (ii) the date when Southridge may sell all Registered Securities under Rule 144 without volume limitations, or (iii) the date Southridge no longer owns any of the Registered Securities (collectively, the “Registration Period”).

Union Capital, LLC Financing

On May 30, 2014, Company entered into a securities purchase agreement (the “Union SPA”) with Union Capital, LLC (“Union”), pursuant to which the Company issued two convertible notes (together, the “Union Notes”) in the amount of $50,000 each, at a rate of 8% per annum. Amounts funded are convertible into shares of the common stock of the Company, $0.001 par value per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Union Notes. The first of the two convertible notes (the “Union Convertible Note”) was paid by Union on May 30, 2014 in cash in the amount of $50,000. The second convertible note (the “Union Back-End Note”) shall initially be paid for by an offsetting $50,000 promissory note issued to the Company by Union (“Union Promissory Note”), provided that prior to the conversion of the Union Back-End Note, Union must have paid off the Union Promissory Note in cash.  The Union Promissory Note is due on January 30, 2015, unless the Company does not meet the “current public information” requirement pursuant to Rule 144, in which case both Union Back-End Note and the Union Promissory Note may be both cancelled.  The Union Promissory Note is initially secured by the pledge of the Union Convertible Note, but may be exchanged for other collateral with an appraised value of at least $50,000, upon Company’s approval following a three (3) day written notice to the Company.

The term of the Union Convertible Note and the Union Back-End Note is one year, upon which the outstanding principal and interest is payable. The amount funded plus accrued interest under the Union Convertible Note and Union Back-End Note is convertible into Common Stock at any time after the requisite Rule 144 holding period (subject to the condition above for the Union Back-End Note), at a conversion price equal to 55% of the lowest trading bid price in the ten (10) trading days prior to the conversion. In the event the Company redeems the Union Convertible Note in full, the Company is required to pay off all principal, interest and any other amounts owing multiplied by i) 130% if prepaid within 60 days of the issuance date; ii) 140% if prepaid 60 but less than 121 days after the issuance date; and (iii) 150% if prepaid 120 but less than 180 days after the issuance date. There shall be no redemption after the 180th day. The Union Back-End Note may not be prepaid, except that if the Union Back-End Note is redeemed by the Company within six months of its issuance, all obligations of the Company and Union under the Union Back-End Note and the Union Promissory Note will be deemed satisfied and such notes shall automatically be deemed cancelled and of no further force or effect. In the event of default, the amount of principal and accrued interest will bear default interest at a rate of 16% per annum, or the highest rate of interest permitted by law, and the Union Notes shall become immediately due and payable.

LG Capital Funding, LLC Financing

On May 29, 2014, Company entered into a securities purchase agreement (the “LG SPA”) with LG Capital Funding, LLC (“LG”), pursuant to which the Company issued two convertible notes (together, the “LG Notes”) in the amount of $75,000 each, at a rate of 8% per annum. Amounts funded are convertible into shares of the common stock of the Company, $0.001 par value per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such LG Notes. The first of the two convertible notes (the “LG Convertible Note”) was paid by LG on May 29, 2014 in cash in the amount of $75,000. The second convertible note (the “LG Back-End Note”) shall initially be paid for by an offsetting $75,000 promissory note issued to the Company by LG (“LG Promissory Note”), provided that prior to the conversion of the LG Back-End Note, LG must have paid off the LG Promissory Note in cash. The LG Promissory Note is due on January 29, 2015, unless the Company does not meet the “current public information” requirement pursuant to Rule 144, in which case both LG Back-End Note and the LG Promissory Note may be both cancelled.  The LG Promissory Note is initially secured by the pledge of the LG Convertible Note, but may be exchanged for other collateral with an appraised value of at least $75,000, upon Company’s approval following a three (3) day written notice to the Company.

The term of the LG Convertible Note and the LG Back-End Note is one year, upon which the outstanding principal and interest is payable. The amount funded plus accrued interest under the LG Convertible Note and LG Back-End Note is convertible into Common Stock at any time after the requisite Rule 144 holding period (subject to the condition above for the LG Back-End Note), at a conversion price equal to 55% of the lowest trading bid price in the ten (10) trading days prior to the conversion. In the event the Company redeems the LG Convertible Note in full, the Company is required to pay off all principal, interest and any other amounts owing multiplied by i) 130% if prepaid within 60 days of the issuance date; ii) 140% if prepaid 60 but less than 121 days after the issuance date; and (iii) 150% if prepaid 120 but less than 180 days after the issuance date. There shall be no redemption after the 180th day. The LG Back-End Note may not be prepaid, except that if the LG Back-End Note is redeemed by the Company within six months of its issuance, all obligations of the Company and LG under the LG Back-End Note and the LG Promissory Note will be deemed satisfied and such notes shall automatically be deemed cancelled and of no further force or effect. In the event of default, the amount of principal and accrued interest will bear default interest at a rate of 16% per annum, or the highest rate of interest permitted by law, and the LG Notes shall become immediately due and payable.

Adar Bays, LLC Financing

On May 29, 2014, Company entered into a securities purchase agreement (the “Adar SPA”) with Adar Bays, LLC (“Adar”), pursuant to which the Company issued two convertible notes (together, the “Adar Notes”) in the amount of $75,000 each, at a rate of 8% per annum. Amounts funded are convertible into shares of the common stock of the Company, $0.001 par value per share (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Adar Notes. The first of the two convertible notes (the “Adar Convertible Note”) was paid by Adar on May 29, 2014 in cash in the amount of $75,000. The second convertible note (the “Adar Back-End Note”) shall initially be paid for by an offsetting $75,000 promissory note issued to the Company by Adar (“Adar Promissory Note”), provided that prior to the conversion of the Adar Back-End Note, Adar must have paid off the Adar Promissory Note in cash. The Adar Promissory Note is due on January 29, 2015, unless the Company does not meet the “current public information” requirement pursuant to Rule 144, in which case both Adar Back-End Note and the Adar Promissory Note may be both cancelled.  The Adar Promissory Note is initially secured by the pledge of the Adar Convertible Note, but may be exchanged for other collateral with an appraised value of at least $75,000, upon Company’s approval following a three (3) day written notice to the Company.

The term of the Adar Convertible Note and the Adar Back-End Note is one year, upon which the outstanding principal and interest is payable. The amount funded plus accrued interest under the Adar Convertible Note and Adar Back-End Note is convertible into Common Stock at any time after the requisite Rule 144 holding period (subject to the condition above for the Adar Back-End Note), at a conversion price equal to 55% of the lowest trading bid price in the ten (10) trading days prior to the conversion. In the event the Company redeems the Adar Convertible Note in full, the Company is required to pay off all principal, interest and any other amounts owing multiplied by i) 130% if prepaid within 60 days of the issuance date; ii) 140% if prepaid 60 but less than 121 days after the issuance date; and (iii) 150% if prepaid 120 but less than 180 days after the issuance date. There shall be no redemption after the 180th day. The Adar Back-End Note may not be prepaid, except that if the Adar Back-End Note is redeemed by the Company within six months of its issuance, all obligations of the Company and Adar under the Adar Back-End Note and the Adar Promissory Note will be deemed satisfied and such notes shall automatically be deemed cancelled and of no further force or effect. In the event of default, the amount of principal and accrued interest will bear default interest at a rate of 16% per annum, or the highest rate of interest permitted by law, and the Adar Notes shall become immediately due and payable.

The Company claims an exemption from the registration requirements of the Securities Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated there under since, among other things, the transaction did not involve a public offering. Union Capital, LG and Adar Bays are accredited investors, had access to information about the Company and its investment, and purchased the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Copies of the definitive agreements, notes and court order relating to the Company are filed herewith as Exhibits 4.1 through 4.9 and 10.1 through 10.7, and are incorporated herein by reference. The foregoing summary descriptions of the definitive agreements, notes and court order are qualified in their entirety by reference to the full texts of each of such exhibits. Readers should review each for a complete understanding of the terms and conditions associated with this transaction.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The issuance of Settlement Shares to Tarpon pursuant to the terms of the Settlement Agreement approved by the Order is exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof, as an issuance of securities in exchange for bona fide outstanding claims, where the terms and conditions of such issuance are approved by a court after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear.

Item 9.01 Financial Statements and Exhibits,

Exhibit Number	Description

4.1	Form of 8% Convertible Redeemable Note issued to Union Capital LLC (“Union”) by the Company dated May 30, 2014.
4.2	Form of 8% Convertible Redeemable Back End Note issued to Union by the Company dated May 30, 2014.
4.3	Form of 8% Collateralized Secured Promissory note Back End Note issued to the Company by Union dated May 30, 2014.
4.4	Form of 8% Convertible Redeemable Note issued to LG Capital Funding (“LG”) by the Company dated May 29, 2014.
4.5	Form of 8% Convertible Redeemable Back End Note issued to LG by the Company dated May 29, 2014.
4.6	Form of 8% Collateralized Secured Promissory note Back End Note issued to the Company by LG dated May 29, 2014.
4.7	Form of 8% Convertible Redeemable Note issued to Adar Bays, LLC (“Adar”) by the Company dated May 29, 2014.
4.8	Form of 8% Convertible Redeemable Back End Note issued to Adar by the Company dated May 29, 2014.
4.9	Form of 8% Collateralized Secured Promissory note Back End Note issued to the Company by Adar dated May 29, 2014.
10.1	Form of Form of Securities Purchase Agreement between the Company and Union dated May 30, 2014.
10.2	Form of Securities Purchase Agreement between the Company and LG dated May 29, 2014
10.3	Form of Securities Purchase Agreement between the Company and Adar dated May 29, 2014.
10.4	Settlement Agreement and Stipulation between the Company and Tarpon Bay Partners, LLC (“Tarpon”) dated July 18, 2014.
10.5	Order Granting Approval of Settlement Agreement and Stipulation between the Company and Tarpon dated September 9, 2014.
10.6	Form of Equity Purchase Agreement between the Company and Southridge Partners II L.P. (“Southridge”).
10.7	Form of Registration Rights Agreement between Company and Southridge.
99.1	Southridge financing press release dated September 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Propanc Health Group Corporation

Date: September 22, 2014	By:	/s/ James Nathanielsz
	Name:	James Nathanielsz
	Title:	Chief Executive Officer